THIRD AMENDMENT TO PUT AND PURCHASE AGREEMENT
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                        (AL I - Emeritrust 25 Facilities)


     This Third Amendment to Put and Purchase Agreement (this "Amendment") is effective as of the 1st day of January, 2002 by and between Daniel R. Baty, individually and on behalf of his marital community ("Obligor") and AL Investors LLC, a Delaware limited liability company ("AL Investors"), for itself and as sole managing member of each of the Facility Entities, or in cases where the Facility Entity is a limited partnership, as sole managing member on behalf of the general partner thereof, set forth on Exhibit A to the Put and Purchase Agreement (as hereinafter defined).

                                    Recitals
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     A.     Obligor  and AL Investors entered into that certain Put and Purchase
Agreement dated December 30, 1998, as amended by First Amendment to Put and Purchase Agreement dated March 26, 1999, and as amended by Second Amendment to Put and Purchase Agreement ("Second Amendment") dated March 22, 2001 (as amended, the "Put Agreement"), pursuant to which, among other things, Al Investors has an option to require Obligor to purchase certain Facilities upon the occurrence of a Triggering Event, as defined therein.

     B. In connection with the transaction described in the Put Agreement, AL Investors and/or its affiliates entered into that certain Management Agreement with Option to Purchase (Emeritrust 25) dated December 30, 1998, as amended by First Amendment to Management Agreement with Option to Purchase dated March 22, 2001, and as amended by Second Amendment to Management Agreement with Option to Purchase dated on or about the date hereof (as amended, the "Management Agreement').

     C. The Senior Loan (as defined in the Put Agreement) and the Management Agreement are being extended, and the Senior Loan is being resized to eliminate Tranche B.

     D. In connection with the extension of the Senior Loan and the Management Agreement, the parties now desire to amend the Put Agreement on the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of Ten and No/100 Dollars, the agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.     Defined  Terms.  All  terms capitalized herein but not defined shall have
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the  meanings  given  them  in  the  Put  Agreement.

2.     Exercise  of  Put.  The  second  and third sentences of the second to the
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last  paragraph  of  Section 3.1 of the Put Agreement (after taking into account the  additional  paragraph added under the First Amendment to the Put Agreement)
is  hereby  deleted  in its entirety and replaced with the following:   Upon the
occurrence of any one or more of the Triggering Events, AL Investors may require
     Obligor to purchase a total of ten (10) Facilities with respect to Triggering Events (a), (b), (c) and (d) or twelve (12) Facilities with respect to Triggering Event (e), all on the terms and conditions of this Agreement and subject to the provisions of paragraph 5 of the Second Amendment permitting the transfer of certain put rights to and from that certain Put and Purchase Agreement by and between Obligor, AL II Holdings LLC, AL Investors II LLC, and AL Investors Development LLC, dated March 26, 1999, as amended by First Amendment dated March 27, 2000, by Second Amendment dated March 22, 2001, and Third Amendment effective January 1, 2002 (as amended, the "AL II Put Agreement"), it being the intention of the parties that the total number of facilities under this Put Agreement and the AL II Put Agreement that Obligor may be required to purchase shall not exceed 10 in the aggregate with respect to Triggering Events (a), (b), (c) and (d), or 12 in the aggregate with respect to Triggering Event (e). The designation of which 10 or 12 Facilities (as applicable, in the aggregate under both this Put Agreement and the AL II Put Agreement) Obligor shall be obligated to purchase shall be in AL Investors' sole, absolute and unfettered discretion.

3.     Notices.  All  notices  to  be given by either party to this Agreement to
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the  other party hereto shall be in writing, and shall be sent to the parties at the  addresses  and  in  the  manner  set  forth  in  the  Put  Agreement.

4.     Ratification.  The Put Agreement, as amended by this Agreement, is hereby
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     ratified  and  confirmed.

5.     Headings.  The headings contained herein are for convenience of reference
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     only  and are not intended to define, limit or describe the scope or intent of  any  provision  of  this  Agreement.

6.     Applicable Law.  This Agreement shall be construed and interpreted and be
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     governed  by  the  laws  of  the  State  of  Washington.

     7.     Counterparts.  This Agreement may be signed in counterparts, each of
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which  when  taken  together  shall  constitute  one  original.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date and year first above written.

                         AL  INVESTORS
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AL  INVESTORS  LLC, a Delaware limited liability company, for itself and as sole managing member on behalf of each of the Owners, or in the case where the Owner is a limited partnership, as sole managing member on behalf of the general partner thereof


By:  /s/  Norman  L.  Brendan
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     Name  Norman  L.  Brendan
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     Title  Manager
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OBLIGOR
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/s/  Daniel  R.  Baty
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Daniel  R.  Baty,  individually  and  on  behalf  of  his
marital  community



The undersigned lender in connection with the Junior Loan has executed this Agreement for the sole purpose of consenting to the foregoing Amendment.

Senior  Housing  Partners  I,  L.P.,
a  Delaware  limited  partnership


By:     /s/  Noah  R.  Levy
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     Name  Noah  R.  Levy
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     Title  Vice  President
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